Exhibit 10.153





                          SUBORDINATED PROMISSORY NOTE

January 18, 2001                                                      $1,750,000

         FOR VALUE RECEIVED, the undersigned (hereinafter collectively referred to as "Borrower") promises to pay to the order of RAYMOND JAMES CAPITAL PARTNERS, L.P. (hereinafter referred to as "Lender") at Lender's office located at 880 Carillon Parkway, St. Petersburg, Florida, or at such other place as the holder hereof may designate, the principal sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00), or so much thereof as shall have been advanced hereagainst and shall be outstanding, together with interest on so much of the principal balance of this Note as may be outstanding and unpaid from time to time, calculated on the basis of a 360-day year and actual days elapsed, at the rate or rates per annum indicated below.

         This Note is given by Borrower to Lender in connection with that certain Guaranty Agreement dated the date hereof given by Lender in favor of SouthTrust (the "Guaranty"), pursuant to which Lender has guaranteed certain obligations of Borrower to SouthTrust up to the maximum principal amount of $1,750,000. All amounts paid by Lender to SouthTrust under the Guaranty shall constitute advances by Lender to Borrower under this Note and shall be owed to Lender by Borrower.

         The principal balance of this Note and all accrued interest shall be payable in full on demand by Lender.

         The unpaid principal balance of this Note shall bear interest at a rate per annum equal to two percentage points (2.0%) above the Prime Rate as defined herein. As used herein, the term "Prime Rate" shall mean the rate of interest announced by SouthTrust Bank, National Association ("SouthTrust"), from time to time as its "prime rate," "prime lending rate," "base rate" or similar reference rate (any such rate announced by SouthTrust is a reference rate only and does not necessarily represent the best or lowest rate actually charged by it to any customer and SouthTrust may make loans at rates of interest which are at, above or below such reference rate). In the event the Prime Rate is discontinued as a standard, the holder hereof shall designate a comparable reference rate as a substitute therefore. For purposes hereof, the Prime Rate in effect at the close of business on the date of this Note shall be the Prime Rate hereunder for the balance of such calendar month, and thereafter the Prime Rate in effect at the close of business on the first business day of SouthTrust of each full calendar month commencing after the date of this Note shall be the Prime Rate for that entire calendar month.

         During the existence of any Event of Default under this Note, the unpaid principal and accrued interest balance of this Note shall bear interest on each day until paid at the higher of the Prime Rate (as adjusted monthly) or the interest rate otherwise in effect under this Note plus in either case, in Lender's discretion, up to an additional two percentage points (2.0%), but only to the extent that payment of such interest on such principal or interest is enforceable under applicable law. All payments or prepayments on this Note shall be applied, first, to interest accrued on this Note through the date of such payment or prepayment and then to principal.

         This Note and Borrower's indebtedness hereunder are secured by any and all security interests, security titles or other liens which Lender may now or hereafter have or acquire in or to any present or future real or personal property assets of Borrower whether directly, by subrogation or otherwise, except to the extent that this Note and Borrower's indebtedness hereunder are expressly excluded from the coverage of any such lien under the terms of the security agreement, security deed, assignment, mortgage or other collateral document which granted such lien.

         Borrower may prepay the principal balance of this Note in whole or in part without premium or penalty.

         The occurrence of any one or more of the following events will constitute a default by Borrower hereunder (hereinafter referred to as an "Event of Default"): (i) Borrower fails to pay when due any amount payable under this Note or otherwise fails to perform or breaches a covenant in this Note; (ii) Borrower, any guarantor of this Note or any other person directly or indirectly liable for the repayment of this Note (Borrower and all such guarantors and other persons are herein collectively called the "Obligors") becomes insolvent as defined in the Florida Uniform Commercial Code or makes an assignment for the benefit of creditors, or an action is brought by any Obligor seeking such person's dissolution or liquidation of such person's assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of such person's property, or any Obligor commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or arrangement proceeding is instituted by any Obligor for the settlement, readjustment, composition or extension of any of such person's debts upon any terms, or an action or petition is otherwise brought by any Obligor seeking similar relief or alleging that such person is insolvent or unable to pay such person's debts as they mature; or
(iii) an action is brought against any Obligor seeking such person's dissolution or liquidation of any of such person's assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of such person's property, and such action is consented to or acquiesced in by any Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against any Obligor and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or a reorganization or arrangement proceeding is instituted against any Obligor for the settlement, readjustment, composition or extension of any of such person's debts upon any terms and such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or an action or petition is otherwise brought against any Obligor seeking similar relief or alleging that such person is insolvent, unable to pay his debts as they mature or generally not paying his debts as they become due and such action or petition is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was brought.

         Upon the occurrence of an Event of Default, Lender, at its option, without demand or notice of any kind, may declare this Note immediately due and payable, whereupon all outstanding principal and accrued interest shall become immediately due and payable; provided, however, that (a) if this Note is payable on demand or on the earlier of demand or an alternative maturity date, then the occurrence of an Event of Default shall not be a condition precedent to Lender's exercise of its unqualified right to demand immediate payment in full of this Note at any time and (b) upon the occurrence of any Event of Default described in clause (ii) or (iii) above, this Note, without demand, notice or declaration by Lender of any kind, shall automatically and immediately become due and payable.

         Notwithstanding anything contained herein to the contrary, no payment under this Note shall be made or given by the Borrower nor received, accepted, or retained by the Lender until the Senior Debt (defined below) has been indefeasibly paid in full. Should any payment prohibited by this paragraph be received by Lender, Lender forthwith shall deliver such payment to the Senior Creditor (defined below) (with the endorsement of the Lender where necessary for the collection thereof by the Senior Creditor) for application on the

Senior Debt, and Lender agrees that, until so delivered, such payment shall be deemed received by Lender as agent for the Senior Creditor and such payment shall be held in trust by Lender as property of the Senior Creditor. The provisions of this paragraph shall continue to be effective regardless of the solvency or insolvency, the liquidation, or the dissolution, of the Borrower or Lender, and regardless of the institution of bankruptcy proceedings by or against, the appointment of a receiver or trustee for, or the reorganization, merger, consolidation, or similar change of, the Borrower or Lender. For purposes of this Note, "Senior Creditor" shall mean SouthTrust or any subsequent holder of the Senior Debt, and "Senior Debt" shall mean all indebtedness, obligations, or liabilities which are owed by the Borrower to the Senior Creditor under that certain Loan and Security Agreement dated as of the date hereof, as amended, restated, supplemented or otherwise modified from time to time.

         In case this Note is collected by or through an attorney-at-law, all costs of such collection incurred by the Lender, including reasonable attorney's fees actually incurred by Lender, shall be paid by Borrower.

         In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law and, in the event any such excess payment is made by Borrower or received by Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Borrower). It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law. All interest (including all charges, fees or other amounts deemed to be interest) which is paid or charged under this Note shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread on a pro rata basis throughout the actual term of this Note and any extension or renewal hereof.

         Time is of the essence of this Note. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note. Lender shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida (without giving effect to its conflicts of law rules). Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. Without limiting the generality of the foregoing, should more than one person execute this Note as maker, the word "Borrower" as used herein shall include all such persons collectively and each such person individually, and each Borrower shall be jointly and severally liable hereunder. "Person" as used herein means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust or other entity, or any government or any agency or political subdivision thereof. The word "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Borrower hereunder shall bind such Person's heirs, legal representatives, successors and assigns.

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT BORROWER MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST LENDER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE OR ANY OTHER AGREEMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH. IN THE EVENT ANY SUCH SUIT OR LEGAL ACTION IS COMMENCED BY LENDER, BORROWER HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY IN WHICH LENDER'S ADDRESS SHOWN ABOVE IS LOCATED WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND THE BORROWER ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND THE BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND
SUBMITTED TO AND AGREED UPON IN THIS PARAGRAPH ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.


                  [Remainder of page intentionally left blank]

         SIGNED AND DELIVERED by the undersigned Borrower as of the day and year first above set forth in Atlanta, Georgia.

                                      BORROWER:

                                      DISPLAY TECHNOLOGIES, INC.,
                                      a Nevada corporation


                                      By:  /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     President


                                      DON BELL INDUSTRIES, INC.,
                                      a Florida corporation


                                      By:   /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     Chairman


                                      J. M. STEWART MANUFACTURING, INC.,
                                      a Florida corporation


                                      By:   /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     President


                                      LA-MAN CORPORATION,
                                      a Nevada corporation


                                      By:  /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     Chairman

                                      J. M. STEWART CORPORATION,
                                      a Florida corporation


                                      By:  /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     Vice President


                                      J. M. STEWART INDUSTRIES, INC.,
                                      a Florida corporation


                                      By:  /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     Vice President


                                      VISION TRUST MARKETING, INC.,
                                      a Florida corporation


                                      By: /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     President


                                      LOCKWOOD SIGN GROUP, INC.
                                      a Florida corporation


                                      By:   /s/ J. William Brandner
                                         ---------------------------------------
                                      Name:    J. William Brandner
                                      Its:     Chairman


                                      AMERIVISION OUTDOOR, INC.,
                                      a Florida corporation


                                      By: /s/ Todd D. Thrasher
                                         ---------------------------------------
                                      Name:    Todd D. Thrasher
                                      Its:     Vice President